UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GARRETT MOTION INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! GARRETT MOTION INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET GARRETT MOTION INC. LA PIÈCE 16 ROLLE SWITZERLAND 1180 V05911-P92053 You invested in GARRETT MOTION INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 24, 2023 8:30 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/GTX2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election to the Company’s board of directors of the nine nominees named in the Proxy Statement: Nominees: 1a. Daniel Ninivaggi For 1b. Olivier Rabiller For 1c. Kevin Mahony For 1d. D’aun Norman For 1e. John Petry For 1f. Tina Pierce For 1g. Robert Shanks For 1h. Julia Steyn For 1i. Steven Tesoriere For 2. The ratification of the appointment of Deloitte SA as the Company’s independent registered public accounting firm for For the fiscal year ending December 31, 2023. 3. The approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as For disclosed in the Proxy Statement. NOTE: The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V05912-P92053